020 P-2


                       SUPPLEMENT DATED DECEMBER 1, 2002
                              TO THE PROSPECTUS OF
                          FRANKLIN FLOATING RATE TRUST
                             dated December 1, 2002



The Prospectus is amended as follows:

I.  EARLY WITHDRAWAL CHARGE

The holding period for the Early Withdrawal Charge imposed on the proceeds payable to shareholders from the Fund's repurchase of certain Common Shares tendered by shareholders in a Repurchase Offer is twelve months.

II.  EXCHANGES

The third paragraph on page 47 under the section "Exchanges" is replaced with the following:

Exchanges will be completed at Net Asset Value. Shareholders in Class A shares of other Franklin Templeton funds may exchange their shares for Common Shares. We will not assess a Contingent Deferred Sales Charge at the time you exchange shares of such other funds. Any such shares subject to a Contingent Deferred Sales Charge at the time of exchange, however, will be subject to the Early Withdrawal Charge for any remaining time such shares would have been subject to the Contingent Deferred Sales Charge up to eighteen months after the original purchase.

III. Section C of the "Expense Summary" on page 3, is replaced with the following:

C.  EXAMPLE

    Assume the Fund's annual return is 5%, operating expenses are as described above, and you sell your Common Shares after the number of years shown. These are projected amounts you would pay for each $1,000 that you invest in Common Shares.

                                          1 YEAR  3 YEARS   5 YEARS   10 YEARS
-------------------------------------------------------------------------------
   Assuming no tender of Common
    Shares for repurchase by the Fund     $13       $42        $72       $159

   Assuming tender and repurchase of
    Common Shares by the Fund on last
    day of period and, for the one-year
    period, imposition of the Early
    Withdrawal Charge                     $24


THIS IS JUST AN EXAMPLE. IT DOES NOT REPRESENT PAST OR FUTURE EXPENSES OR RETURNS. ACTUAL EXPENSES AND RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. The Fund pays its operating expenses. The effects of these expenses are reflected in its Net Asset Value or dividends and are not directly charged to your account.




                Please keep this supplement for future reference.